[logo] CDC NVEST FUNDS (SM)
        CDC IXIS ASSET MANAGEMENT DISTRIBUTORS

[graphic omitted]
CDC NVEST MONEY MARKET FUNDS

WHERE THE BEST MINDS MEET(R)

ANNUAL REPORT
JUNE 30, 2001

                               PRESIDENT'S LETTER
                                                                     AUGUST 2001
--------------------------------------------------------------------------------
[graphic omitted]
John T. Hailer
President and Trustee
CDC Nvest Funds

"What sets CDC Nvest Funds apart is the breadth of diversification we offer you under a single roof - including investment managers with distinctive styles and expertise, as well as portfolios diversified by industry and by security."

 Dear Shareholder:
 As a multi-manager fund group that draws its investment talent from a diverse pool of investment managers, CDC Nvest Funds recently conducted a survey of our portfolio managers. The survey illustrated something we've been saying all along: the Best Minds we draw on to manage our funds don't always think alike. When we surveyed 29 mutual fund managers and teams at 10 different firms, we learned they held diverging views on everything from leading industry sectors to inflation estimates for the second half of 2001.

 Current market conditions have erased obvious trends and standard predictions, showing more clearly the extent to which investment managers' views can differ. Ever since the year 2000 brought an end to the longest economic expansion in peacetime history, investors have been re-learning an old, time-tested lesson: asset allocation is one of the best ways to build for your future. Jumping from fund to fund chasing yesterday's winners doesn't work.

 For example, during the six months ended June 30, 2001, only small-cap value indices showed gains on the equity side. Aggressive growth stocks - the big winners in 1999 - continued to slump. Meanwhile, high-yield bond prices enjoyed a strong recovery early in the year, only to decline again in June. What's next? In our survey, the consensus of the managers who participated believe the stock market will show modest gains for the second half of 2001, but they were evenly split over whether the technology sector would lag or outperform the market for the balance of the year.

 What set CDC Nvest Funds apart is the breadth of diversification we offer you under a single roof - including investment managers with distinctive styles and expertise, as well as portfolios diversified by industry and by security. Everyone needs a portfolio tailored to his or her unique needs and characteristics - one with the right combination of stocks seeking growth or value from large-, mid- and small-cap companies; corporate, government and municipal bonds; domestic and international securities; and such basics as money market funds. Your financial adviser will help you review your asset allocation plan and determine if there are any adjustments you should consider. Additional information is also available on our website, www.cdcnvestfunds.com.

 As part of a large, multi-national financial firm - CDC IXIS Asset Management - we have new resources and access to more Best Minds, and we are working on more new products and services aimed at helping you and your financial adviser build a diversified, all-market portfolio. As an affiliate of one of the 25 largest investment management firms in the world, with nearly $286 billion* in assets under management, we hope you share our confidence for the future.

 Sincerely yours,

 /s/John T. Hailer




 *As of June 30, 2001.

--------------------------------------------------------------------------------
            NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------
ANNUAL REPORT

                          CDC NVEST MONEY MARKET FUNDS

                                    ANNUALIZED SEVEN-DAY YIELDS -- JUNE 30, 2001
--------------------------------------------------------------------------------
                                                           CLASS A, B & C
CDC Nvest Cash Management Trust -- Money Market Series          2.84%
--------------------------------------------------------------------------------
                                                             Class A & B
CDC Nvest Tax Exempt Money Market Trust                         2.11%
--------------------------------------------------------------------------------

YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS.
THE SEVEN-DAY MONEY MARKET YIELD REFLECTS THE FUNDS' CURRENT EARNINGS MORE CLOSELY THAN TOTAL RETURN.


                                   Average Annual Total Returns -- June 30, 2001

CDC NVEST CASH MANAGEMENT TRUST -- MONEY MARKET SERIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        CLASS A (INCEPTION 7/10/78)    1 YEAR     5 YEARS         10 YEARS
        NET ASSET VALUE(1)              5.36%      4.95%            4.45%
--------------------------------------------------------------------------------
        CLASS B (INCEPTION 9/13/93)    1 YEAR     5 YEARS     SINCE INCEPTION
        NET ASSET VALUE(1)              5.36%      4.95%            4.70%
--------------------------------------------------------------------------------
        CLASS C (INCEPTION 3/1/98)     1 YEAR   SINCE INCEPTION
        NET ASSET VALUE(1)              5.36%      5.01%
--------------------------------------------------------------------------------

CDC NVEST TAX EXEMPT MONEY MARKET TRUST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        CLASS A (INCEPTION 4/21/83)    1 YEAR(2)  5 YEARS(2)     10 YEARS(2)
        NET ASSET VALUE(1)              3.22%       3.13%           2.98%
--------------------------------------------------------------------------------
        CLASS B (INCEPTION 9/13/93)    1 YEAR(2)  5 YEARS(2)  SINCE INCEPTION(2)
        NET ASSET VALUE(1)              3.22%       3.13%           3.09%
--------------------------------------------------------------------------------

(1)THESE RETURNS INCLUDE REINVESTMENT OF DISTRIBUTIONS, REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS.

(2)THE ADVISER WAIVED CERTAIN FEES DURING THE PERIOD INDICATED AND THE FUND'S AVERAGE ANNUAL RETURNS WOULD HAVE BEEN LOWER IF THESE HAD NOT BEEN WAIVED.

THESE TWO FUNDS ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH BOTH FUNDS SEEK TO MAINTAIN A CONSTANT SHARE PRICE OF $1, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THEM.

                                                                ANNUAL REPORT--1

                          CDC NVEST MONEY MARKET FUNDS

                                                                ECONOMIC SUMMARY
--------------------------------------------------------------------------------
CDC Nvest Money Market Funds' fiscal year, which ended June 30, 2001, was a period of contrasting market environments, during which concern that the economy was growing too fast was gradually replaced with concerns that it was slowing too abruptly. As the funds' fiscal year began in July of 2000, short-term interest rates were around 6.5%, as measured by the Discount Rate (the rate the Federal Reserve charges banks on short-term loans). As of June 27, 2001, when the Federal Reserve Board announced its most recent cut, that rate had declined by more than 42% in 12 months, to 3.75% - the lowest since April 1994.

The events of the past 12 months divide almost evenly into two periods. As the funds' fiscal year opened last July, the Fed concluded its previous policy of raising interest rates in an effort to slow the economy and avoid inflation. Economic activity began to slow, first gradually and then at a rate that some feared would lead the economy into a recession. Many leading companies announced earnings disappointments, while stock prices plunged.

A few days into the second half of the funds' fiscal year, on January 3, the Fed announced the first in a series of rate cuts. Although the bond markets had been anticipating a rate cut, it startled many investors because the announcement came between meetings. In the next six months the Fed cut interest rates six times - five major cuts of 0.50% each, and the most recent cut of 0.25%, for a total of 2.75%.

The fact that the most recent cut was smaller suggests that the Fed's concerns about a possible recession are diminishing. The great debate now is whether the Fed has finished easing or whether further cuts may be in store. Although interest rates are low, the economy is still weak. Once the Fed stops easing, interest rates should stabilize and then start back up. For the time being, however, professional money market investors will have to be prepared to move quickly.


                                                        INTRODUCING REICH & TANG
--------------------------------------------------------------------------------
Effective June 1, 2001, Reich & Tang Asset Management took over management of CDC Nvest Funds' two money market funds: CDC Nvest Cash Management Trust -
Money Market Series and CDC Nvest Tax Exempt Money Market Trust. Founded in New York City in 1974, Reich & Tang's assets under management had reached $13 billion as of December 31, 2000, primarily for large institutions. The company specializes in money market investments, focusing on liquidity, yield and capital preservation. A pioneer in the money fund industry, Reich & Tang founded the country's fourth money fund.

Molly J. Flewharty is now managing both portfolios. She has 25 years' experience in the financial services industry, 24 of them with Reich & Tang. Ms. Flewharty earned a BFA and an MBA from New York University and holds the chartered financial analyst designation.

2--ANNUAL REPORT

                          CDC NVEST MONEY MARKET FUNDS

                                           INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
CDC NVEST CASH MANAGEMENT TRUST

Performance results

Throughout the fiscal year ended June 30, 2001, CDC Nvest Cash Management Trust maintained a constant price of $1.00 per share and provided a total return of 5.36%, based on the net asset value of Class A shares and $0.0524 per share in reinvested dividends. The fund's seven-day yield as of the end of June was 2.84%

Investment strategy

At the start of the fund's fiscal year in July of 2000, the fund's average maturity was on the long side - 75 days - in anticipation that slowing economic growth might prompt the Federal Reserve Board to stop raising interest rates for this cycle. A longer maturity allowed the fund to lock in higher yields. By the mid point in the year - the end of December - the fund's average maturity was 43 days, reflecting market trends that are typical at the end of calendar years.
At these times, the supply of money market instruments tends to exceed demand for a time, causing prices to fall and yields to rise. Such intervals provide opportunities to pick up additional yield, and the fund was well positioned to move forward when the Fed began to ease interest rates, which it did in January.

As of the end of the fund's fiscal year, its average maturity was just 57 days, reflecting the current transition period for interest rates and the economy. This structure gives the fund agility to move in anticipation of economic activity and Fed policy over the balance of calendar 2001.

Current outlook

Once the Fed finishes easing, interest rates are likely to flatten out and then start going up, so we do not believe it is in the fund's best interests to lengthen maturities just yet. Commercial Paper continues to constitute the bulk of the CDC Nvest Cash Management Trust's assets because that's where value and yields seem most attractive, no matter what direction the economy and the markets may take.

The money markets are both sophisticated and fluid, and money market funds - more so than stock or long-term bond funds - must focus on economic forecasts and prospective actions by the Federal Reserve. Our analysis indicates that CDC Nvest Cash Management Trust's past performance results were competitive, and we will work diligently to maintain and build upon its reputation.


[graphic omitted]
PORTFOLIO COMPOSITION AS OF JUNE 30, 2001
Commercial Paper                         71.6%
Certificates of Deposit                  15.6%
Certificates of Deposit (Euro) & Other   12.8%
Portfolio allocation is subject to change.

                                                                ANNUAL REPORT--3

                          CDC NVEST MONEY MARKET FUNDS

                                           INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
CDC NVEST TAX EXEMPT MONEY MARKET TRUST

Performance results

During the fiscal year ended June 30, 2001, CDC Nvest Tax Exempt Money Market Trust maintained a constant price of $1.00 per share and provided a total return of 3.22%, based on the net asset value of Class A shares and $0.0317 per share in reinvested dividends. The fund's seven-day yield as of the end of June was 2.11%, which is equivalent to 3.49% based on the highest federal tax bracket of 39.6%.

Investment strategy

At the start of the fund's fiscal year in July of 2000, the fund's average maturity was 26 days. By midyear, in December, its maturity was 37 days, and it ended June 2001 at 27 days. The tax-exempt market is driven by supply and demand to a much greater extent than the taxable market, in part because the market for short-term municipals is much smaller. Right now, a lot of outstanding notes are maturing and new notes are in the process of being issued, so rates are trending down as a dwindling supply puts upward pressure on prices. By the end of July, when notes have been issued, good value may be harder to find. The cycle is so regular that it's almost possible to predict when shifts in supply and demand will cause rates to rise or fall.

Of course, like taxable money market investments, short-term tax-exempt markets are also influenced by Federal Reserve Board's policies and economic trends. The strong fiscal health and budget surpluses many states enjoyed kept rates low last year, on average, since many municipalities had cash available to finance projects. While many states continue to have hefty cash reserves, the size of the surplus could diminish over time, especially in states like California, where high energy prices and the ailing technology sector are putting a strain on the state's resources and eroding its credit rating.

As a national portfolio, CDC Nvest Tax Exempt Money Market Trust is free to invest wherever the opportunities, yields and credit quality seem most attractive. Some of the states that have the highest tax rates, such as New York and Massachusetts, offer the least attractive paper because the residents in those states are willing to bid them up. We remain watchful for opportunities in these states, of course, but they tend to be more difficult to find.


                         % OF NET ASSETS
                              AS OF
FIVE LARGEST STATES     6/30/01  12/31/00
-----------------------------------------
TEXAS                     19.9     24.6
-----------------------------------------
TENNESSEE                  9.1      5.8
-----------------------------------------
FLORIDA                    8.7      6.9
-----------------------------------------
PENNSYLVANIA               8.2      4.9
-----------------------------------------
ILLINOIS                   6.9     11.2

Current outlook

Turbulence in the equity markets and in the lower grade sector of the bond market seems to have brought about a fundamental change in investors. Disillusionment over the sustainability of growth from aggressive stocks caused many investors to switch their emphasis from wealth building to wealth preservation. This profound change has increased the popularity of fixed-income investments in general and tax-exempt investments in particular.

For CDC Nvest Tax Exempt Money Market Trust, the net effect of a more conservative attitude on the part of investors is likely to keep supply pressures high. Demand should continue to reflect seasonal as well as economic trends and changes in Fed policy. As specialists in money-market investing, we will put our experience and buying power to work to benefit shareholders as opportunities present themselves.


These two funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although both funds seek to maintain a constant share price of $1, it is possible to lose money by investing in them.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT). See the funds' prospectus for details.

4--ANNUAL REPORT

                   CASH MANAGEMENT TRUST MONEY MARKET SERIES

Investments as of June 30, 2001

INVESTMENTS--99.8% OF TOTAL NET ASSETS

  PRINCIPAL
   AMOUNT           DESCRIPTION                                          VALUE (A)
-----------------------------------------------------------------------------------
                  CERTIFICATES OF DEPOSIT--15.6%
$  6,800,000      National Bank Of Canada New York, 4.125%,
                  7/02/2001 .......................................... $  6,800,000
  10,000,000      Toronto Dominion Bank, 4.270%, 7/02/2001 ...........    9,999,997
   2,000,000      Rabobank Nederland NV, 3.970%, 7/05/2001 ...........    1,999,118
   5,000,000      Rabobank Nederland NV, 5.530%, 7/09/2001 ...........    5,000,057
   7,000,000      UBS AG Stamford, 4.680%, 7/11/2001 .................    7,000,000
  15,000,000      National Westminster Bank New York, 3.960%,
                  8/14/2001 ..........................................   14,999,274
   5,000,000      HSBC Bank Argentina SA, 3.590%, 12/17/2001 .........    4,915,735
  15,000,000      HSBC Bank Argentina SA, 3.600%, 12/17/2001 .........   14,746,500
   5,000,000      HSBC Bank Argentina SA, 3.640%, 12/18/2001 .........    4,914,055
   5,000,000      Banco Rio De La Plata, 3.650%, 3/07/2002 ...........    4,873,771
  10,000,000      Commerzbank AG New York, 4.055%, 6/11/2002 .........    9,999,533
                                                                       ------------
                  Total Certificates of Deposit (Cost $85,248,040) ...   85,248,040
                                                                       ------------
                  CERTIFICATES OF DEPOSIT (EURODOLLARS)--12.6%
  11,000,000      Credit Suisse, 4.035%, 7/11/2001 ...................   11,000,046
   5,000,000      Credit Suisse First Boston New York, 3.990%,
                  8/02/2001 ..........................................    5,000,086
   2,500,000      Svenska Handelsbanken, 4.010%, 8/08/2001 ...........    2,500,078
  20,000,000      Barclays Bank PLC, 4.000%, 11/09/2001 ..............   19,996,921
   5,000,000      Barclays Bank PLC, 4.040%, 11/16/2001 ..............    5,000,376
  10,000,000      ABN Amro Bank NV London, 5.330%, 7/11/2001 .........    9,999,808
  15,000,000      ABN Amro Bank NV London, 5.420%, 7/16/2001 .........   15,000,122
                                                                       ------------
                  Total Certificates of Deposit (Eurodollars)
                  (Cost $68,497,437) .................................   68,497,437
                                                                       ------------
                  COMMERCIAL PAPER--71.6%
                  AEROSPACE--4.6%
  10,000,000      British Aerospace, 3.800%, 8/30/2001 ...............    9,936,667
  15,000,000      British Aerospace, 3.660%, 9/17/2001 ...............   14,881,050
                                                                       ------------
                                                                         24,817,717
                                                                       ------------
                  ASSET BACKED--1.8%
  10,000,000      Special Purpose Accounts, 3.700%, 9/07/2001 ........    9,930,111
                                                                       ------------
                  AUTOMOTIVE--9.0%
   3,500,000      Ford Motor Credit Corp. Canada, 4.700%, 7/06/2001 ..    3,497,715
  10,000,000      American Honda Finance Corp., 4.250%, 7/09/2001 ....    9,990,556
  10,000,000      Ford Motor Credit Corp. Canada, 5.400%, 7/17/2001 ..    9,976,000
   2,400,000      General Motors Acceptance Corp., 3.970%, 7/19/2001 .    2,395,236
   5,000,000      General Motors Acceptance Corp., 4.200%, 7/23/2001 .    4,987,167
     300,000      General Motors Acceptance Corp., 4.200%, 7/27/2001 .      299,090
   5,000,000      General Motors Acceptance Corp., 4.210%, 7/27/2001 .    4,984,797
   4,000,000      GMAC Canada, Ltd., 3.930%, 8/24/2001 ...............    3,976,420
   9,000,000      General Motors Acceptance Corp., 3.870%, 9/20/2001 .    8,921,632
                                                                       ------------
                                                                         49,028,613
                                                                       ------------
                  BANKS--14.7%
  20,000,000      Dresdner US Finance, 4.590%, 7/09/2001 .............   19,979,600
   5,000,000      Societe Generale Canada, 4.190%, 7/16/2001 .........    4,991,271
   5,000,000      Societe Generale Canada, 4.640%, 7/17/2001 .........    4,989,689
   5,000,000      Bank of Nova Scotia, 4.710%, 7/19/2001 .............    4,999,850
  10,000,000      Lloyds TSB Bank London, 4.200%, 8/06/2001 ..........   10,000,297
  20,000,000      Deutsche Bank AG New York, 4.020%, 8/08/2001 .......   20,000,418
   5,000,000      Bank of Nova Scotia, 3.980%, 8/10/2001 .............    5,000,055
  10,000,000      Lloyds TSB Bank London, 3.910%, 11/14/2001 .........    9,996,652
                                                                       ------------
                                                                         79,957,832
                                                                       ------------
                  FINANCE--7.5%
  10,000,000      CIT Group Holdings, Inc., 4.250%, 7/06/2001 ........    9,994,097
   2,500,000      American Express Credit Corp., 3.990%, 7/12/2001 ...    2,496,952
   5,000,000      UBS Finance, Inc., 4.700%, 7/16/2001 ...............    4,990,208
   6,000,000      American Express Credit Corp., 3.970%, 7/20/2001 ...    5,987,429
   3,000,000      CIT Group Holdings, Inc., 4.100%, 7/20/2001 ........    2,993,508
   1,500,000      UBS Finance, Inc., 3.940%, 8/06/2001 ...............    1,494,090
   2,500,000      UBS Finance, Inc., 4.200%, 8/08/2001 ...............    2,488,917
   6,000,000      CIT Group Holdings, Inc., 3.920%, 8/20/2001 ........    5,967,333
   3,000,000      American Express Credit Corp., 3.860%, 8/27/2001 ...    2,981,665
   1,500,000      CIT Group Holdings, Inc., 3.870%, 9/19/2001 ........    1,487,100
                                                                       ------------
                                                                         40,881,299
                                                                       ------------

 PRINCIPAL
   AMOUNT           DESCRIPTION                                          VALUE (A)
-----------------------------------------------------------------------------------
                  FINANCIAL SERVICES--15.1%
$  7,000,000      General Electric Capital Corp., 4.660%, 7/03/2001 .. $  6,998,188
   3,700,000      Transamerica Financial Group, 4.250%, 7/03/2001 ....    3,699,126
   6,000,000      Transamerica Finance Corp., 3.970%, 7/06/2001 ......    5,996,692
   5,100,000      Transamerica Finance Corp., 3.940%, 8/17/2001 ......    5,073,766
  20,000,000      Verizon Network Funding, 3.820%, 8/20/2001 .........   19,893,889
  15,000,000      General Electric Capital Corp., 3.860%, 8/28/2001 ..   14,906,716
   5,000,000      Caterpillar Financial Services Corp., 3.720%,
                  9/25/2001 ..........................................    4,955,567
   1,000,000      General Electric Capital Corp., 3.890%, 10/02/2001 .      989,951
  20,000,000      Knights Funding Corp., 3.780%, 10/29/2001 ..........   19,748,000
                                                                       ------------
                                                                         82,261,895
                                                                       ------------
                  INSURANCE--5.9%
   7,200,000      Prudential Funding Corp., 4.660%, 7/03/2001 ........    7,198,136
  10,000,000      American General Finance Corp., 3.970%, 7/20/2001 ..    9,979,047
   6,000,000      American General Finance Corp., 3.950%, 7/23/2001 ..    5,985,517
   1,000,000      American General Corp., 4.630%, 8/14/2001 ..........      994,341
   5,600,000      American General Finance Corp., 3.910%, 8/20/2001 ..    5,569,589
   2,500,000      American General Corp., 4.190%, 8/28/2001 ..........    2,483,124
                                                                       ------------
                                                                         32,209,754
                                                                       ------------
                  MACHINERY--3.7%
  20,000,000      Deere & Co., 3.870%, 8/24/2001 .....................   19,883,900
                                                                       ------------
                  POLLUTION CONTROL--1.8%
  10,000,000      California Pollution Control Service 1996, 4.150%,
                  7/02/2001 ..........................................   10,000,000
                                                                       ------------
                  SECURITIES & ASSET MANAGEMENT--5.7%
   3,300,000      Goldman Sachs Group, Inc., 4.000%, 7/10/2001 .......    3,296,700
  10,000,000      Goldman Sachs Group, Inc., 4.220%, 7/24/2001 .......    9,973,039
  10,000,000      Goldman Sachs Group, Inc., 3.920%, 8/10/2001 .......    9,956,445
   3,000,000      Goldman Sachs Group, Inc., 3.850%, 10/12/2001 ......    2,966,954
   5,000,000      Merrill Lynch & Co, Inc., 4.730%, 1/11/2002 ........    5,012,396
                                                                       ------------
                                                                         31,205,534
                                                                       ------------
                  UTILITIES--1.8%
  10,000,000      National Rural Utilities Corp., 3.750%, 8/10/2001 ..    9,958,333
                                                                       ------------
                  Total Commercial Paper (Cost $390,134,988) .........  390,134,988
                                                                       ------------
                  Total Investments -- 99.8%
                  (Identified Cost $543,880,465)(b) ..................  543,880,465
                  Other assets less liabilities ......................   1,271,033
                                                                       ------------
                  Total Net Assets -- 100% ........................... $545,151,498
                                                                       ============


(a)     See Note 2a of Notes to Financial Statements.
(b)     The aggregate cost for federal income tax purposes was $543,880,465.


                 See accompanying notes to financial statements.
                                                               ANNUAL REPORT--5

                          TAX EXEMPT MONEY MARKET TRUST

Investments as of June 30, 2001

INVESTMENTS--102.6% OF TOTAL NET ASSETS

  PRINCIPAL
   AMOUNT           DESCRIPTION                                           VALUE (A)
-----------------------------------------------------------------------------------
                    ALASKA--4.6%
$     300,000       Alaska Industrial Development & Export Authority,
                    3.500%, (b), 7/01/2001 ...........................   $   300,000
      715,000       Alaska Industrial Development & Export Authority,
                    3.500%, (b), 7/01/2003 ...........................       715,000
      360,000       Alaska Industrial Development & Export Authority,
                    3.500%, (b), 7/01/2005 ...........................       360,000
      370,000       Alaska Industrial Development & Export Authority,
                    3.500%, (b), 7/01/2007 ...........................       370,000
       40,000       Alaska Industrial Development & Export Authority,
                    3.500%, (b), 7/01/2008 ...........................        40,000
      415,000       Alaska Industrial Development & Export Authority,
                    3.500%, (b), 7/01/2012 ...........................       415,000
                                                                         -----------
                                                                           2,200,000
                                                                         -----------
                    CALIFORNIA--0.2%
      100,000       Los Angeles Regional Airport Lease,
                    3.300%, (b), 12/01/2025 ..........................       100,000
                                                                         -----------
                    DISTRICT OF COLUMBIA--1.7%
      800,000       District of Columbia, 3.450%, (b), 6/01/2003 .....       800,000
                                                                         -----------
                    FLORIDA--8.7%
    1,000,000       Dade County Florida Industrial Development
                    Authority Revenue, 2.950%, 11/01/2009 ............     1,000,000
    1,200,000       Florida Housing Finance Agency, 2.900%, (b),
                    4/01/2004 ........................................     1,200,000
    1,510,000       Palm Beach County Industrial Development,
                    2.950%, (b), 11/01/2011 ..........................     1,510,000
     400,000        University Athletic Association, Inc., 3.400%,
                    (b), 2/01/2020 ...................................       400,000
                                                                          -----------
                                                                           4,110,000
                                                                         -----------
                    GEORGIA--4.7%
    2,215,000       Municipal Electric Authority Georgia, 2.850%,
                    (b), 1/01/2026 ...................................     2,215,000
                                                                         -----------
                    HAWAII--5.8%
      750,000       Honolulu, Hawaii City & County, 4.500%, 7/01/2001        750,000
    2,000,000       Honolulu, Hawaii City & County, 2.450%, 10/03/2001     2,000,000
                                                                         -----------
                                                                           2,750,000
                                                                         -----------
                    ILLINOIS--6.9%
    1,070,000       Illinois Department Central Management Services,
                    4.250%, 7/01/2001 ................................     1,070,000
    2,200,000       McCook Revenue, 2.700%, (b), 12/01/2021 ..........     2,200,000
                                                                         -----------
                                                                           3,270,000
                                                                         -----------
                    INDIANA--3.9%
      500,000       Indiana University, 5.000%, 8/01/2001 ............       500,650
      375,000       Indiana University Revenues, 4.250%, 8/01/2001 ...       375,250
    1,000,000       Lake County IN Building Corp., 5.000%, 8/01/2001 .     1,000,447
                                                                         -----------
                                                                           1,876,347
                                                                         -----------
                    KANSAS--1.0%
      500,000       Wichita, Kansas Hospital Revenue, 5.800%,
                    10/01/2001 .......................................       501,887
                `                                                        -----------
                    KENTUCKY--2.9%
    1,380,000       Mayfield Multi City Lease, 2.900%, (b), 7/01/2026      1,380,000
                                                                         -----------
                    MICHIGAN--4.2%
    2,000,000       Holt MI Public Schools, 2.950%, 5/01/2030 ........     2,000,000
                                                                         -----------
                    MONTANA--3.5%
    1,650,000       Forsyth Pollution Control Revenue, 3.450%,
                    (b), 1/01/2018 ...................................     1,650,000
                                                                         -----------
                    PENNSYLVANIA--8.2%
    1,900,000       Allegheny County Pennsylvania Industrial
                    Development, 3.500%, 7/01/2027 ...................     1,900,000
    2,000,000       Quakertown, Pennsylvania Hospital Authority
                    Revenue, 2.700%, (b), 7/01/2005 ..................     2,000,000
                                                                         -----------
                                                                           3,900,000
                                                                         -----------
                    SOUTH CAROLINA--2.6%
    1,210,000       Lexington County SC Health Services,
                    6.600%, 10/01/2001 ...............................     1,217,091

                    TENNESSEE--9.1%
    2,000,000       Shelby County Tennessee, 2.750%, 7/09/2001 .......     2,000,000
      100,000       Maury County Health & Educational Industrial
                    Development Revenue, 5.000%, (b), 6/01/2004 ......       100,000
    2,200,000       Blount County Industrial Development Board,
                    3.000%, (b), 8/01/2008 ...........................     2,200,000
                                                                         -----------
                                                                           4,300,000
                                                                         -----------
                    TEXAS -- 19.9%
    1,000,000       Harris County Texas General Obligation Series B,
                    2.650%, 8/08/2001 ................................     1,000,000
      600,000       Harris County Texas Series A, 2.650%, 8/09/2001 ..       600,000
      510,000       North Harris Montgomery Community College,
                    3.501%, 8/15/2001 ................................       507,831
      480,000       Fort Worth, Texas, 4.000%, 3/01/2002 .............       481,082
      260,000       Fort Worth, Texas, 4.500%, 3/01/2002 .............       261,208
    2,200,000       Montgomery County Texas Industrial Development,
                    3.150%, (b), 8/01/2017 ...........................     2,200,000
    2,200,000       San Antonio Airport Systems Revenue, 2.800%,
                    (b), 4/01/2020 ...................................     2,200,000
    2,200,000       Mansfield Texas Industrial Development Corp.
                    Revenue, 2.950%, (b), 11/01/2026 .................     2,200,000
                                                                         -----------
                                                                           9,450,121
                                                                         -----------
                    UTAH--5.2%
    1,455,000       Intermountain Power Agency Revenue, 6.000%,
                    7/01/2001 ........................................     1,455,000
    1,000,000       Intermountain Power Agency Series 85F, 2.950%,
                    7/02/2001 ........................................     1,000,000
                                                                         -----------
                                                                           2,455,000
                                                                         -----------
                    WASHINGTON--1.0%
      455,000       Washington Certificates of Participation,
                    (AMBAC insured), 4.750%, 7/01/2001 ...............       455,000
                                                                         -----------
                    WISCONSIN--4.2%
    2,000,000       Wisconsin Health & Educational Facilities,
                    2.700%, (b), 8/15/2016 ...........................     2,000,000
                                                                         -----------
                    WYOMING--2.1%
    1,000,000       Sweetwater County, 2.650%, 8/08/2001 .............     1,000,000
                                                                         -----------
                    OTHER OBLIGATIONS--2.2%
    1,045,000       Puttable Floating Option Tax Exempt Receipt,
                    2.950%, 6/27/2002 ................................     1,045,084
                                                                         -----------
                    Total Investments--102.6%
                    (Identified Cost $48,675,530)(c) .................    48,675,530
                                                                         -----------
                    Other assets less liabilities ....................    (1,217,465)
                                                                         -----------
                    Total Net Assets--100%                               $47,458,065
                                                                         ===========

(a)     See Note 2a of Notes to Financial Statements.

(b) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Maturity dates shown represent the ultimate maturity of the note.

(c)     The aggregate cost for federal income tax purposes was $48,675,530.
        At June 30, 2001 the Fund had a capital loss carryover of approximately $7,652, which expires on June 30, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

AMBAC   American Municipal Bond Assurance Corp.

6--ANNUAL REPORT                 See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

June 30, 2001

                                                                     CASH MANAGEMENT TRUST                    TAX EXEMPT
                                                                         MONEY MARKET                        MONEY MARKET
                                                                            SERIES                               TRUST
                                                                     ---------------------                  ---------------
ASSETS
        Investments, at value (Identified cost $543,880,465 and
        $48,675,530, respectively) ................................   $      543,880,465                  $      48,675,530
        Cash ......................................................               10,890                             51,905
        Receivable for:
                Shares of the Trust sold ..........................            3,136,632                            714,774
                Interest ..........................................            1,633,298                            254,913
                                                                      ------------------                  -----------------
                                                                             548,661,285                         49,697,122
                                                                      ------------------                  -----------------

LIABILITIES
        Payable for:
                Securities purchased                                                  --                          2,000,000
                Shares of the Trust redeemed ......................            2,950,925                            102,421
        Accrued expenses:
                Management fees ...................................              192,069                             46,494
                Deferred trustees' fees ...........................              113,829                             42,037
                Accounting and administrative .....................               20,359                              1,705
                Transfer agent ....................................              154,950                             10,143
                Other expenses ....................................               77,655                             36,257
                                                                      ------------------                  -----------------
                                                                               3,509,787                          2,239,057
                                                                      ------------------                  -----------------

NET ASSETS ........................................................   $      545,151,498                  $      47,458,065
                                                                      ==================                  =================

        Net assets consist of:
                Paid in capital Class A shares ....................   $      516,093,420                  $      47,213,856
                Paid in capital Class B shares ....................           25,725,546                            235,516
                Paid in capital Class C shares ....................            3,260,821                                 --
                Undistributed net investment income ..............                64,699                             16,345
                Accumulated net realized gains (losses) ...........                7,012                             (7,652)
                                                                      ------------------                  -----------------

NET ASSETS ........................................................   $      545,151,498                  $      47,458,065
                                                                      ==================                  =================

        Shares of beneficial interest outstanding, no par value
                Class A shares ....................................          516,094,818                         47,215,471
                Class B shares ....................................           25,724,802                            233,426
                Class C shares ....................................            3,260,344                                 --
                                                                      ------------------                  -----------------
        Shares of beneficial interest outstanding .................          545,079,964                         47,448,897
                                                                      ==================                  =================

Net asset value per share: Class A, Class B, and Class C shares* ..   $             1.00                  $            1.00
                                                                      ==================                  =================

      * Shares of the series are sold and redeemed at net asset value (net assets / shares of beneficial interest outstanding).


         See accompanying notes to financial statements.        ANNUAL REPORT--7

                                              STATEMENT OF OPERATIONS
Year Ended June 30, 2001

                                                                       CASH MANAGEMENT TRUST                      TAX EXEMPT
                                                                           MONEY MARKET                          MONEY MARKET
                                                                             SERIES                                 TRUST
                                                                       ---------------------                    --------------
INVESTMENT INCOME
        Interest......................................................    $ 37,283,944                            $ 2,247,182
                                                                          ------------                            -----------


        Expenses
                Management fees ......................................       2,568,498                                221,852
                Transfer agent .......................................       1,971,965                                120,891
                Accounting and administrative ........................         233,970                                 20,954
                Audit and tax services ...............................          25,562                                 24,514
                Custodian fees .......................................         128,214                                 40,308
                Legal fees ...........................................           1,162                                  1,486
                Printing .............................................          74,015                                 18,821
                Registration fees ....................................          67,447                                 34,238
                Trustees' fees and expenses ..........................          37,209                                  8,441
                Miscellaneous ........................................          12,720                                  4,516
                                                                          ------------                            ------------
        Total expenses ...............................................       5,120,762                                496,021
                Less: waiver/reimbursement ...........................              --                                (19,486)
                                                                          ------------                            -----------
        Net expenses .................................................       5,120,762                                476,535
                                                                          ------------                            -----------
NET INVESTMENT INCOME ................................................      32,163,182                              1,770,647
                                                                          ------------                            -----------

REALIZED GAIN (LOSS) ON INVESTMENTS
                Realized gain (loss) on Investment - net .............          15,342                                     --
                                                                          ------------                            -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............     $ 32,178,524                            $ 1,770,647
                                                                          ============                            ===========

8--ANNUAL REPORT                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               CASH MANAGEMENT TRUST                          TAX EXEMPT
                                                                   MONEY MARKET                              MONEY MARKET
                                                                     SERIES                                      TRUST
                                                       ---------------------------------         ---------------------------------
                                                              Year Ended June 30,                       Year Ended June 30,
                                                             2001              2000                    2001             2000
                                                       ---------------   ---------------         ---------------   ---------------
FROM OPERATIONS
        Net investment income .....................    $    32,163,182   $    41,142,664         $     1,770,647   $     2,467,080
        Net realized gain (loss) on investments ...             15,342            (6,576)                     --            (7,652)
                                                       ---------------   ---------------         ---------------   ---------------
        Increase (decrease) in net assets resulting
        from operations ...........................         32,178,524        41,136,088               1,770,647         2,459,428
                                                       ---------------   ---------------         ---------------   ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
        Net investment income (a)
                Class A ...........................        (30,887,572)      (31,912,095)             (1,774,438)       (2,428,366)
                Class B ...........................         (1,146,200)       (1,105,678)                 (8,509)          (10,069)
                Class C ...........................           (188,108)         (129,351)                     --                --
                Class Y ...........................                 --        (7,988,964)                     --                --
                                                       ---------------   ---------------         ---------------   ---------------
                                                           (32,221,880)      (41,136,088)             (1,782,947)       (2,438,435)
                                                       ---------------   ---------------         ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from the sale of shares ..........      1,095,775,348     2,024,354,351              73,468,696       122,990,075
        Net asset value of shares issued in
          connection with the reinvestment of
          dividends from net investment income and
          distributions from net realized gains ...         31,236,257        39,720,014               1,739,041         2,403,384
        Cost of shares redeemed ...................     (1,353,576,681)   (2,104,177,978)            (99,722,208)     (138,308,396)
                                                       ---------------   ---------------         ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS DERIVED
FROM CAPITAL SHARE TRANSACTIONS ...................       (226,565,076)      (40,103,613)            (24,514,471)      (12,914,937)
                                                       ---------------   ---------------         ---------------   ---------------

Total increase (decrease) in net assets ...........       (226,608,432)      (40,103,613)            (24,526,771)      (12,893,944)

NET ASSETS
        Beginning of the year .....................        771,759,930       811,863,543              71,984,836        84,878,780
                                                       ---------------   ---------------         ---------------   ---------------
        End of the year ...........................    $   545,151,498  $    771,759,930         $    47,458,065  $     71,984,836
                                                       ===============   ===============         ===============   ===============

UNDISTRIBUTED NET INVESTMENT INCOME ...............    $        64,699  $        123,397         $        16,345  $         28,645
                                                       ===============   ===============         ===============   ===============

(a) Amounts distributed include a net realized gain (loss) of $15,342 and $(6,576) for the Cash Management Trust Money Market Series for the years ended June 30, 2001 and June 30, 2000, respectively, and $0 and $(7,652) for Tax Exempt Money Market Trust for the years ended June 30, 2001 and June 30, 2000, respectively.


        See accompanying notes to financial statements.         ANNUAL REPORT--9

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                             INCOME FROM INVESTMENT OPERATIONS:                         LESS DISTRIBUTIONS:
                           --------------------------------------                 ----------------------------


               NET ASSET
                 VALUE,                 NET REALIZED                 DIVIDENDS    DISTRIBUTIONS                 NET ASSET
               BEGINNING       NET     AND UNREALIZED  TOTAL FROM      FROM          FROM NET                     VALUE,     TOTAL
                   OF      INVESTMENT  GAIN (LOSS) ON  INVESTMENT  NET INVESTMENT   REALIZED        TOTAL         END OF    RETURN
               THE PERIOD    INCOME     INVESTMENTS    OPERATIONS     INCOME      CAPITAL GAINS  DISTRIBUTIONS  THE PERIOD    (%)
               ----------  ----------  --------------  ----------  -------------- -------------  -------------  ---------- --------
CASH MANAGEMENT TRUST- MONEY MARKET SERIES
------------------------------------------

Class A,B,C
   2001       $ 1.00        $ 0.0524      $  --         $ 0.0524     $ (0.0524)(b)  $  --        $ (0.0524)      $ 1.00      5.4
   2000         1.00          0.0498         --           0.0498       (0.0498)(b)     --          (0.0498)        1.00      5.1
   1999         1.00          0.0445         --           0.0445       (0.0445)(b)     --          (0.0445)        1.00      4.6
   1998(a)      1.00          0.0488         --           0.0488       (0.0488)        --          (0.0488)        1.00      5.0
   1997         1.00          0.0467         --           0.0467       (0.0465)(b)     (0.0002)    (0.0467)        1.00      4.8

TAX EXEMPT MONEY MARKET TRUST
-----------------------------

Class A,B
   2001       $ 1.00        $ 0.0317      $  --         $ 0.0317     $ (0.0317)     $  --        $ (0.0317)      $ 1.00      3.2(c)
   2000         1.00          0.0309         --           0.0309       (0.0309)(b)     --          (0.0309)        1.00      3.1(c)
   1999         1.00          0.0276         --           0.0276       (0.0276)        --          (0.0276)        1.00      2.8(c)
   1998         1.00          0.0323         --           0.0323       (0.0323)        --          (0.0323)        1.00      3.3(c)
   1997         1.00          0.0314         0.0001       0.0315       (0.0315)(b)     --          (0.0315)        1.00      3.2(c)

The subadviser to the Trusts prior to June 1, 2001 was Back Bay Advisors, L.P. Effective June 1, 2001, Reich & Tang Asset Management, LLC became the subadviser to the Trusts.
(a)     Class C commenced operations March 1, 1998.
(b)     Including net realized gain (loss) on investments.
(c) Had certain expenses not been reduced during the period, total returns would have been lower.
(d) After giving effect to the expense limitation and fee waiver described in Note 4 to the financial statements.

10--ANNUAL REPORT                See accompanying notes to financial statements.

                RATIOS TO AVERAGE NET ASSETS:
                -----------------------------



 NET ASSETS,                        NET
   END OF                        INVESTMENT
 THE PERIOD       EXPENSES         INCOME
  (000'S)            (%)             (%)
 ----------     -------------   -------------



$ 545,151           0.84           5.27
  603,916           0.84           4.96
  664,609           0.84           4.46
  607,406           0.84           4.88
  698,659           0.88           4.66


$  47,458           0.86(d)        3.20
   71,964           0.65(d)        3.10
   84,879           0.65(d)        2.76
   73,798           0.60(d)        3.23
   67,736           0.56(d)        3.17

                                                               ANNUAL REPORT--11

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended June 30, 2001

1. ORGANIZATION. CDC Nvest Cash Management Trust Money Market Series, formerly Nvest Cash Management Trust Money Market Series, and CDC Nvest Tax Exempt Money Market Trust, formerly Nvest Tax Exempt Money Market Trust, (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust.

CDC Nvest Cash Management Trust Money Market Series (the "CMT Money Market Series") offers Class A, Class B and Class C shares. The Trust seeks maximum current income consistent with preservation of capital and liquidity.

CDC Nvest Tax Exempt Money Market Trust (the "Tax Exempt Money Market Trust") offers Class A and Class B shares. The Trust seeks current income exempt from federal income taxes consistent with the preservation of capital and liquidity.

Shares of the Trusts are sold without a front end sales charge. Shares acquired by exchange of shares of another CDC Nvest stock or bond fund may be subject to a contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Trust in the preparation of its financial statements. The Trusts' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America that require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Trusts employ the amortized cost method of security valuation as set forth in Rule 2a-7 under the Investment Company Act of 1940 which, in the opinion of the Trustees of each Trust, represents the fair value of the particular security. The amortized cost of a security is determined by valuing it at original cost and thereafter accreting any discount or amortizing any premium on a straight-line basis.

B. REPURCHASE AGREEMENTS. The Trusts, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Trusts' policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Trust's ability to dispose of the underlying security.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date and interest income is recorded on an accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

D. FEDERAL INCOME TAXES. Each Trust intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its taxable and tax exempt income. Accordingly, no provision for federal income tax has been made.

The Tax Exempt Money Market Trust has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are declared daily to shareholders of record at the time and are paid monthly. Long-term gain distributions, if any, will be made annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to deferred Trustee fees.

F. OTHER. Each of the Trusts invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest rating categories of a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Trusts to meet their obligations may be affected by foreign, economic, political and legal developments in the case of foreign banks, foreign branches, or subsidiaries of U.S. banks, or domestic economic developments in a specific industry, state or region.

3. INVESTMENT TRANSACTIONS. For the year ended June 30, 2001, purchases and sales or maturities of short-term obligations (including securities purchased subject to repurchase agreements) were as follows:

        Fund                         Purchases                   Sales
-----------------------            --------------           --------------
CMT Money Market Series            $4,779,387,613           $5,028,706,647
Tax Exempt Money Market Trust         171,225,675              194,236,000

12--ANNUAL REPORT

For the Year Ended June 30, 2001

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Trusts. Under the terms of the management agreements, each Trust pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Trust's average daily net assets:

                                               Percentage of Average Daily Net Assets

                                  First           Next          Next         Next         Next         Over
     Trust                     $100 million  $400 million  $500 million  $500 million  $500 million  $2 billion
     -----                     ------------  ------------  ------------  ------------  ------------  ----------
CMT Money Market Series            0.425%        0.425%        0.400%       0.350%        0.300%       0.250%
Tax Exempt Money Market Trust      0.400%        0.300%        0.300%       0.300%        0.300%       0.300%

Effective January 2, 1996 to August 31, 2000, CDC IXIS Advisers agreed to reduce the management fee of Tax Exempt Money Market Trust and, if necessary, assume
Trust expenses in order to limit expenses to the annual rate of 0.65% of average daily net assets. For the year ended June 30, 2001, the management fees and waivers for each Trust were as follows:

                                   Gross       Waiver of       Net        Percentage of Average
                                 Management    Management   Management      Daily Net Assets
     Trust                          Fee           Fee          Fee          Gross        Net
     -----                      -----------    ----------   ----------    ----------  ----------
CMT Money Market Series          $2,568,498    $     --     $2,568,498      0.420%      0.420%
Tax Exempt Money Market Trust       221,852      19,486        202,366      0.400%      0.365%

CDC IXIS Advisers has entered into separate subadviser agreements for each Trust with Reich & Tang Asset Management, LLC ("RTAMLLC"). Payments to CDC IXIS Advisers are reduced by payments to the subadvisers. Prior to June, 2001, each Trust was subadvised by Back Bay Advisors, L.P. ("Back Bay"). CDC IXIS Advisers, RTAMLLC and Back Bay are wholly owned subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Trusts.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Trusts. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I and CIS, each Trust pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

        (1)     Percentage of Eligible Average Daily Net Assets
                    First          Next             Over
                 $5 billion      $5 billion      $10 billion
                 ----------      ----------      -----------
                   0.0350%         0.0325%         0.0300%

                or

        (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the year ended June 30, 2001, amounts paid to CIS for accounting and administrative expense were as follows:

                                 Accounting
                                    and              Percentage of Average
        Fund                   Administrative          Daily Net Assets
        ----                   --------------        ---------------------
CMT Money Market Series           $233,970                  0.038%
Tax Exempt Money Market Trust       20,954                  0.038%

                                                               ANNUAL REPORT--13

For the Year Ended June 30, 2001


C. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Trust and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Trust pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:

        (1)  Annual aggregate fee determined by applying an annual fee rate
             (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in money market funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                    First           Next           Over
                 $650 million    $5 billion    $5.65 billion
                 ------------    ----------    -------------
                    0.239%         0.200%         0.195%

                Each Class of shares is subject to an annual class minimum of $18,000.
                or
        (2) An allocated portion, based on eligible assets, of the annual aggregate minimum fee of $1.55 million.

In addition, pursuant to other servicing agreements, shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Trusts for out-of-pocket expenses. For the period ended June 30, 2001, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                  Transfer
                                   Agent        Percentage of Average
        Fund                        Fee           Daily Net Assets
        ----                        ---           ----------------
CMT Money Market Series         $1,429,264              0.234%
Tax Exempt Money Market Trust      108,053              0.195%

D. TRUSTEES FEES AND EXPENSES. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management North America, L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Trust.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Trusts or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Trusts until distributed in accordance with the Plan.

5. CONCENTRATION OF CREDIT. At June 30, 2001, the Tax Exempt Money Market Trust had the following concentrations by revenue source in excess of 10% of the Trust's total net assets: Health Care (18.3%), Industrial Development (17.1%), Industrials (14.4%) and Public Improvements (11.9%). The Trust also had more than 10% of its total net assets invested in tax-exempt obligations of Texas (19.9%).

14--ANNUAL REPORT

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of
CDC Nvest Cash Management Trust Money Market Series and
CDC Nvest Tax Exempt Money Market Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CDC Nvest Cash Management
Trust Money Market Series (formerly Nvest Cash Management Trust Money Market Series) and CDC Nvest Tax Exempt Money Market Trust (formerly Nvest Tax Exempt Money Market Trust) (the "Trusts") at June 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 6, 2001



                                                               ANNUAL REPORT--15

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------
TOTAL RETURN - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: bills (maturity of 3-12 months), notes
(maturity of 1-10 years) and bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                            CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                            CDC Nvest Bullseye Fund
                         CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                             CDC Nvest Growth Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                      CDC Nvest International Equity Fund
                         CDC Nvest Large Cap Value Fund
                  CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Mid Cap Growth Fund
                        CDC Nvest Municipal Income Fund
                             CDC Nvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                         CDC Nvest Star Small Cap Fund
                           CDC Nvest Star Value Fund
                         CDC Nvest Star Worldwide Fund
                        CDC Nvest Strategic Income Fund
                    CDC Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                              Kobrick Growth Fund

    *Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.

                             INVESTMENT MANAGERS

  AEW Management and Advisors               Montgomery Asset Management
   Capital Growth Management                  RS Investment Management
 Harris Associates/Oakmark Funds            Reich & Tang Asset Management
       Jurika & Voyles                      Vaughan, Nelson, Scarborough
   Loomis, Sayles & Company                         & McCullough
       Mercury Advisors                     Westpeak Investment Advisors


  For current fund performance, ask your financial representative, access the CDC Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at
              800-225-5478 for the current edition of FUND FACTS.

 This material is authorized for distribution to prospective investors when it is preceded or accompanied by the fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

  CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com.

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